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                                                                   EXHIBIT 10.66


                          Termination Agreement, Mutual
                        Releases and Covenants Not to Sue

      This Termination Agreement, Release and Covenant Not to Sue is dated as of September 2, 1999 and is entered by and among Protection One, Inc., Protection One Acquisition Holding Corporation, P-1 Merger Sub, Inc. (a Massachusetts corporation) and P-1 Merger Sub, Inc. (a Delaware corporation) (all of the foregoing being collectively referred to as the ("P One Entities")) and Lifeline Systems, Inc. ("Lifeline").

                                   BACKGROUND

      The P One Entities and Lifeline are parties to an Amended and Restated Agreement and Plan of Contribution and Merger dated as of October 28, 1998 (as amended, the "Contribution and Merger Agreement"). Protection One, Inc. ("P One") and Lifeline are also parties to a Stock Option Agreement dated as of October 28, 1998 (the "Stock Option").

      The P One Entities and Lifeline wish to terminate the Contribution and Merger Agreement and P One and Lifeline wish to terminate the Stock Option, and all such parties wish to exchange mutual releases, on the terms set forth herein.

      Defined terms not defined in this Agreement shall have the meaning set forth in the Contribution and Merger Agreement.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the P One Entities, P One and Lifeline hereby agree as follows:

      1. Termination of Contribution and Merger Agreement. Subject to and effective upon Lifeline's receipt of the payment provided for in Section 3 hereof, the Contribution and Merger Agreement is hereby terminated pursuant to
Section 8.1(a) thereof.

      2. Termination of Stock Option Agreement. Subject to and effective upon Lifeline's receipt of the payment provided for in Section 3 hereof, the Stock Option Agreement is hereby terminated pursuant to Section 18(ii) of the Stock Option.

      3. Payment to Lifeline. On or before 5 p.m. (Boston time) on September 9, 1999 (the "Due Date"), P One shall pay to Lifeline $1,000,000 in immediately available

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funds. Such payment shall be made by wire transfer to the Lifeline account set forth in Exhibit A. If such payment is not received by Lifeline on or before the Due Date, (i) P One shall pay a penalty to Lifeline equal to $5,000 for each day on or after the Due Date that such payment (together with all such penalties) has not been received by Lifeline; and (ii) P One shall pay all costs incurred by Lifeline to collect such payment and penalties (including without limitation all legal fees).

      4. Releases. (a) Subject to and effective upon Lifeline's receipt of the payment provided in Section 3 hereof, the P One Entities, on behalf of themselves and their present and former parent and subsidiary corporations, affiliates, predecessors, successors, assigns, officers, directors, employees, shareholders, attorneys, accountants, agents, representatives, counsel and partners, and the present and former shareholders, directors, trustees, officers, attorneys, accountants, agents, employees, partners, principals, representatives, counsel, heirs, executors, administrators, successors and assigns, or any or all thereof (all hereinafter referred to as the "P One Parties In Interest"), for and in consideration of the mutual covenants, promises and agreements set forth herein and good and other valuable consideration, the receipt of which is hereby acknowledged, hereby remise, release and forever discharge, Lifeline and its present and former parent and subsidiary corporations, affiliates, predecessors, successors, assigns, officers, directors, employees, shareholders, attorneys, accountants, agents, representatives, counsel and partners, and the present and former shareholders, directors, trustees, officers, attorneys, accountants, agents, employees, partners, principals, representatives, counsel, heirs, executors, administrators, successors and assigns, or any or all thereof (all hereinafter collectively referred to as the "Lifeline Parties In Interest"), from any and all debts, demands, actions, causes of action, covenants, damages, claims, rights, liabilities and suits, both in law and in equity, now existing or which may exist in the future, which the P One Parties in Interest now have or ever had or hereinafter may have or claim to have against the Lifeline Parties in Interest based on, arising out of or relating to the negotiation, execution, performance or termination of the Contribution and Merger Agreement, the Stock Option or any agreements executed in connection therewith; provided, however, that this release is not intended to and does not apply to claims based on, arising out of or relating to (i) obligations of Lifeline or any Lifeline Party in Interest under the Confidentiality Agreement dated July 13, 1998 between P One and the Financial Advisor or (ii) a breach of this Agreement.

      (b) Subject to and effective upon Lifeline's receipt of the payment provided in Section 3 hereof, the Lifeline Parties in Interest, for and in consideration of the mutual covenants, promises and agreements set forth herein (including the payment set forth in Section 3 hereof), and good and other valuable consideration the receipt of which is hereby acknowledged, hereby remise, release and forever discharge the P One Parties in Interest, from any and all debts, demands, actions, causes of action, covenants, damages, claims, rights, liabilities and suits, both in law and in equity, now existing or which may exist in the future, which the Lifeline Parties in Interest now have

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or ever had or hereafter may have or claim to have against the P One Parties in Interest based on, arising out of or relating to the negotiation, execution, performance or termination of the Contribution and Merger Agreement, Stock Option or any agreements executed in connection therewith; provided, however, that this release is not intended to and does not apply to claims based on, arising out of or relating to (i) obligations of P One or any P One Party in Interest under the Confidentiality Agreement dated July 13, 1998 between P One and the Financial Advisor or (ii) a breach of this Agreement.

      5. Covenant Not to Sue. Each of the P One Entities as against the Lifeline Parties in Interest, and Lifeline as against the P One Parties in Interest, covenant and agree not to commence, prosecute or cause, permit or advise to be commenced or prosecuted against the other any action or proceeding related in any way to the claims being released hereby.

      6. Return of Confidential Information. P One agrees to return or destroy all Confidential Information received pursuant to the Lifeline Confidentiality Agreement within 5 business days, and to certify to such return and/or destruction as required by said agreement. Lifeline agrees to return or destroy all information received from P One that was marked or identified as confidential information.

      7. Miscellaneous. This Agreement shall be governed in all respects, including validity, interpretation and effect, by the internal laws of The Commonwealth of Massachusetts, without giving effect to the principles of conflict of laws thereof. This Agreement may be executed one or more counterparts which together shall constitute a single agreement.

      IN WITNESS WHEREOF, each of the P One Entities and Lifeline have caused this Agreement to be executed as of the date first written above.


                                        PROTECTION ONE, INC.

                                        /s/ Anthony D. Soma
                                        ---------------------------------------
                                        By: Anthony D. Soma
                                            Title: Chief Financial Officer


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                                        PROTECTION ONE
                                          ACQUISITION HOLDING
                                          CORPORATION

                                        /s/ Anthony D. Soma
                                        ---------------------------------------
                                        By: Anthony D. Soma
                                            Title: Chief Financial Officer


                                        P-1 MERGER SUB, INC.
                                        (a Massachusetts corporation)

                                        /s/ Anthony D. Soma
                                        ---------------------------------------
                                        By: Anthony D. Soma
                                            Title: Chief Financial Officer


                                        P-1 MERGER SUB, INC.
                                        (a Delaware corporation)

                                        /s/ Anthony D. Soma
                                        ---------------------------------------
                                        By: Anthony D. Soma
                                            Title: Chief Financial Officer


                                        LIFELINE SYSTEMS, INC.

                                        /s/ Ronald Feinstein
                                        ---------------------------------------
                                        By: Ronald Feinstein
                                            Title: President and Chief Executive
                                                   Officer


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